Exhibit 99.1

REPAY Announces Launch of Convertible Notes Offering

Atlanta, GA, July 2, 2024 – Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”) today announced that it intends to offer, subject to market and other conditions, $260 million aggregate principal amount of its convertible senior notes due 2029 (the “Convertible Notes”).

The Company also intends to grant to the initial purchasers of the Convertible Notes an option to purchase up to an additional $27.5 million aggregate principal amount of the Convertible Notes for settlement within a 13-day period beginning on, and including, the first day on which the Convertible Notes are issued.

The Company intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below and to use the remainder of the net proceeds from the offering to purchase a portion of its outstanding convertible senior notes due 2026 (the “2026 notes”) and shares of the Company’s Class A common stock (the “common stock”) as described below and for general corporate purposes.

In connection with the pricing of the Convertible Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Convertible Notes or their respective affiliates and/or other financial institutions (the “option counterparties”). If the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Convertible Notes to enter into additional capped call transactions with the option counterparties.

The Convertible Notes will be senior unsecured obligations of the Company, and will accrue interest payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2025. The Convertible Notes will mature on July 15, 2029, unless earlier repurchased, redeemed or converted. Prior to April 15, 2029, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date.

The Convertible Notes will be convertible, on the terms set forth in the indenture governing the Convertible Notes, into cash up to the aggregate principal amount of the Convertible Notes to be converted and cash, shares of the common stock or a combination of cash and shares of the common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Convertible Notes being converted.

The Company may not redeem the Convertible Notes prior to July 20, 2027. The Company may redeem for cash all or any portion of the Convertible Notes, at its option, on or after July 20, 2027, if certain liquidity conditions are satisfied and if the last reported sale price of the common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The capped call transactions are expected generally to reduce potential dilution to the common stock upon conversion of any Convertible Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Convertible Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the option counterparties or their respective affiliates to purchase shares of the common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the Convertible Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling shares of the common stock or other securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Convertible Notes). This activity could also cause or avoid an increase or decrease in the market price of the common stock or the Convertible Notes, which could affect holders of the Convertible Notes’ ability to convert the Convertible Notes and, to the extent the activity occurs following conversion of the Convertible Notes or during any observation period related to a conversion of the Convertible Notes, it could affect the amount and value of the consideration that holders of the Convertible Notes will receive upon conversion of such Convertible Notes.

Contemporaneously with the pricing of the Convertible Notes, the Company expects to enter into one or more separate and individually negotiated transactions with one or more holders of the 2026 notes to use a portion of the net proceeds of the offering to repurchase a portion of the 2026 notes on terms to be negotiated with each holder of the 2026 notes. The terms of each note repurchase are anticipated to be individually negotiated with each holder of the 2026 notes and will depend on several factors, including the market price of the common stock and the trading price of the 2026 notes at the time of each such note repurchase. No assurance can be given as to how much, if any, of these 2026 notes will be repurchased or the terms on which they will be repurchased. The Company may also repurchase outstanding 2026 notes following completion of the offering. The Company is negotiating these repurchases through one of the initial purchasers or its affiliate, for which such initial purchaser or affiliate may receive a customary commission.

The Company expects that holders of the 2026 notes that sell their 2026 notes to it in any note repurchase transaction may enter into or unwind various derivatives with respect to the common stock and/or purchase or sell shares of the common stock in the market to hedge their exposure in connection with these transactions. In particular, the Company expects that many holders of the 2026 notes employ a convertible arbitrage strategy with respect to the 2026 notes and have a short position with respect to the common stock that they would close, through purchases of shares of the common stock and/or the entry into or unwind of economically equivalent derivatives transactions with respect to the common stock, in connection with the Company’s repurchase of their 2026 notes for cash. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the Convertible Notes at that time and could result in a higher effective conversion price for the Convertible Notes.

In addition, the Company intends to use a portion of the net proceeds from the offering to repurchase shares of the common stock. The Company expects to repurchase such shares from purchasers of the Convertible Notes in privately negotiated transactions effected with or through one of the initial purchasers or its affiliate concurrently with the pricing of the Convertible Notes, and the Company expects the purchase price per share of the common stock repurchased in such transactions to equal the closing price per share of the common stock on the date the offering of the Convertible Notes is priced. The Company is negotiating these repurchases through one of the initial purchasers or its affiliate, for which such initial purchaser or affiliate may receive a customary commission. These repurchases could increase, or prevent a decrease in, the market price of the common stock or the Convertible Notes, which could result in a higher effective conversion price for the Convertible Notes.

The Convertible Notes and any shares of common stock issuable upon conversion of the Convertible Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Convertible Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of the Convertible Notes or common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Repay

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contact Information

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

khoyman@repay.com

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the timing and terms of the offering and the proposed use of proceeds and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’S management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control, including, without limitation, the factors described in REPAY’s reports filed with the SEC. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.